SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                      -----------------------------------

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       ---------------------------------

                       Date of Report: January 17, 2003
                       (Date of earliest event reported)

                                 OWENS CORNING
            (Exact name of Registrant as specified in its charter)

            Delaware                     1-3660                    34-4323452
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                           One Owens Corning Parkway
                              Toledo, Ohio 43659
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (419) 248-8000

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ITEM 5.   OTHER EVENTS

            As previously reported, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the "Court") seeking relief under Chapter 11 of the United States Bankruptcy Code.

            On January 17, 2003, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for future asbestos personal injury claimants, filed a Joint Plan of Reorganization (the "Plan") with the Court. A copy of the Plan and a copy of a press release issued by Owens Corning are attached hereto as Exhibits 2 and 99, respectively, and are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit
Number         Description
------         -----------

   2 Joint Plan of Reorganization of Owens Corning and Its Affiliated Debtors and Debtors-in-Possession

   99          Press release of Owens Corning, dated January 17, 2003


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OWENS CORNING

Date: January 17, 2003                  By: /s/ Maura Abeln Smith
                                           -------------------------------
                                           Name:   Maura Abeln Smith
                                           Title:  Senior Vice President,
                                                   Chief Restructuring Officer,
                                                   General Counsel and Secretary

                                 EXHIBIT INDEX
Exhibit
Number         Description
------         -----------

   2 Joint Plan of Reorganization of Owens Corning and Its Affiliated Debtors and Debtors-in-Possession

   99          Press release of Owens Corning, dated January 17, 2003